Note 4	6 Months Ended
Jun. 30, 2025
Shareholder Remuneration System [Abstract]
Disclosure of shareholder remuneration system [Text Block]	Shareholder remuneration system
The Annual General Shareholders’ Meeting of BBVA held on March 21, 2025 approved, under item 1.3 of the Agenda, a cash distribution against the 2024 results as a final dividend for the 2024 fiscal year, for an amount equal to €0.41 (€0.3321 net of withholding tax) per outstanding BBVA share entitled to participate in this distribution, which was paid on April 10, 2025. The total amount paid, excluding treasury shares held by the Group’s companies, amounted to approximately €2,360 million.
Additionally, on January 30, 2025, BBVA announced a share repurchase program for an amount of €993 million, which is pending execution in its entirety as of the date of these Consolidated Financial Statements.